Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2025
Commitments and contingent liabilities
Commitments and contingent liabilities

19. Commitments and contingent liabilities

Commitments

Lease commitments are the future cash out flows from the lease contracts which are not recorded in the measurement of lease liabilities. These include potential future payments related to leases of low value assets, leases which are less than twelve months, variable leases, extension and termination options and leases not yet commenced but which the Group has committed to.

Other commitments principally comprise commitments under contracts to purchase materials and services. They do not include commitments to purchase property, plant and equipment, which are reported in Note 9.

Lease Commitments and other Commitments fall due as follows:

	2025		2024
		Other		Other
In millions of €	Leases	commitments	Leases	commitments
Within 1 year	8	31	7	13
Later than 1 year but not later than 5 years	21	66	15	5
Later than 5 years	4	6	1	2
Total	33	103	23	20

Lease commitments increased due to new lease contracts entered during 2025. Other commitments mainly comprise contractual obligations for materials and services, including €62 million for technology implementation.

Contingent liabilities

Contingent liabilities are either possible obligations that will probably not require a transfer of economic benefits, or present obligations that may, but probably will not, require a transfer of economic benefits. It is not appropriate to make provisions for contingent liabilities, but there is a chance that they will result in an obligation in the future. Assessing the amount of liabilities that are not probable is highly judgemental, so contingent liabilities are disclosed on the basis of the known maximum exposure.

Contingent liabilities arise in respect of litigations against group companies, investigations by competition, regulatory and fiscal authorities and obligations arising under environmental legislation. In many markets, there is a high degree of complexity involved in the local tax regimes.

Summary of contingent liabilities
In millions of €	2025	2024
Brazil tax assessments	98	98
Other contingent liabilities	6	5
Total	104	103

The majority of contingent liabilities are in respect of fiscal matters in Brazil, with no other contingent liability being individually material.

The Company is involved in processes for which management, based on the evaluation of its legal advisors, both internal and external, judged the risk of loss as possible. The obligations arising from these processes are considered contingent liabilities, as it is not more likely than not an outflow of resources embodying economic benefits will be required to settle the obligation.

Brazil Tax

The contingent liabilities reported for indirect taxes relating to disputes with the Brazilian authorities are separate from the provisions listed in Note 18. The Group does not hold provisions and contingent liabilities for the same matters.

The Group believes that the likelihood of the Brazilian tax authorities ultimately prevailing is low; however there can be no guarantee of success in court. In each case we believe our position is strong, so they have not been provided for and are considered to be contingent liabilities. Due to the fiscal environment in Brazil, there remains the possibility of material tax assessments related to the same matters for periods not yet assessed. We expect that tax litigation cases related to this matter may move from the Administrative to the Judicial Courts, although the exact timing is uncertain. In such case, we will be required to make a judicial deposit or provide a guarantee in respect of the disputed tax, interest and penalties. The judicial process in Brazil is likely to take a number of years to conclude.